UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2003

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (949) 224-1917

Item 5.    Other Events

On November 13, 2003, United Pan Am Financial Corp (the “Company”) issued a press release reporting filing of a registration statement for a secondary offer of its common shares by a selling shareholder. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press Release dated November 13, 2003 reporting filing of S-3 Registration Statement under the 1934 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp. (Registrant)

Dated: November 17, 2003	By:	/s/ GARLAND KOCH

Name: Garland Koch Title: Chief Financial Officer

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